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On May 18, 2026, Publicis Groupe S.A.  held an investor call, a transcript of which is provided below, along with related slides made available online at https://documents.publicisgroupe.com/news/LR-acquisition-presentation_final_mise-en-ligne.pdf.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Everyone. I am Arthur Sadoun, and I'm here in New York in the middle of the night with Carla Serrano, Chief Strategy Officer of Publicis Group; and Scott Howe, CEO of LiveRamp. Loris Nold, our CFO, is also on the line, but from Paris.

Thank you for joining us at such a short notice. We wanted to make sure we give you more color following yesterday's announcement that we have entered into an agreement to acquire LiveRamp to become a leader in data co-creation and help clients build more intelligent agents.

With these strategic investments, we are demonstrating once again our commitment to accompanying our clients in their transformation and continuing to power our growth and financial KPIs by leading the industry into the AI era.

But before we get into the presentation, please read the disclaimer, which is an important legal matter. Okay, let's start with a quick overview. LiveRamp is a global data collaboration platform and a strategic AI enabler.

The transaction will present an all-cash deal for an enterprise value of $2.2 billion. Among its many benefits, it will allow Publicis to become a leader in a new high-growth segment, data co-creation to fuel more intelligent agents for occurrence.

LiveRamp will also strengthen our ability to deliver agentic business transformation. We expect this acquisition to be accretive to our headline EPS from the first year.

It will also allow us to raise our 27% and 28% constant currency growth objectives to plus 7% to 8% for net revenue and plus 8% to plus 10% for headline EPS versus previous objectives of 6% to 7% and 7% to 9%, respectively.

In terms of next steps, the acquisition is subject to regulatory approval and approval from live brand shareholders. It is expected to close by the end of the year.

Now, let's get into the detail of this announcement, including what LiveRamp is, the financial details of the transaction, the rationale for this strategic investment, and how it fits into the Publicis model. We will then answer what we believe are the three key questions you could have before opening up to Q&A.

For those who are not familiar with LiveRamp, we thought Scott should start by giving you a quick snapshot of the business.

But before, first, Scott, as we say in French, (spoken in foreign language) to Publicis. We are very happy that you are here with your team and that you will be soon joining Publicis family.

Scott Howe - Acquire LiveRamp - Chief Executive Officer

I'm thrilled to be here with you. And I've even moved on to French time. LiveRamp, well, it's a data collaboration platform that allows companies to connect, unify, and activate data throughout the digital ecosystem.

Its interoperable technology connects data across all major cloud environments with robust governance tools and a commitment to shared standards that help customers collaborate with trust and transparency at scale.

It enables data activation at scale through plug-and-play connections across our extensive collaboration network made-up of 25,000 publisher domains and more than 500 data and technology partners in 14 markets.

We have over 800 clients, including more than 25% of the Fortune 500, and cover nearly all segments and verticals, including advertisers, retailers, publishers, platforms, and holding companies.

Customers. Customers are our North Star. So what I'm most proud of over this period is our ability to attract world-class clients and profitably grow their success over time.

Our revenue has grown by a 13% compound annual growth rate over the trailing five years. Recurring SaaS subscriptions represent 76% of our business and our customer revenue retention has averaged 107%.

In fiscal 2026, LiveRamp's revenue reached $813 million, and our non-GAAP EBIT margin of 22% improved significantly and regularly compared to the 4% margin we delivered in 2021.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Scott, I'm sorry for the 2:00 AM meeting. Yes, you're right, we're on French time. I'm now going to hand over to Loris, who will tell you more about the financial details of this transaction before we come back with Carla on the strategic rationale. Loris, over to you in Paris.

Loris Nold - Publicis Groupe SA - Chief Financial Officer

Thank you, Arthur. Good morning, everyone. Let me walk you through the main financial aspects of the transaction. The total enterprise value amounts to $2,167 million.

This corresponds to an equity value of $2,546 million based on a share price of $38.50 and fully diluted shares outstanding of circa 66.1 million, and an acquired net cash of $379 million. This transaction implies a forward adjusted EBITDA multiple of 12.3 times.

This multiple is based on a calendarized 2026 non-GAAP EBITDA of circa $126 million for LiveRamp based on consensus that includes a cost of $80 million of share-based compensation to align with Publicis Groupe's accounting policies and an incremental $50 million of savings on a run rate basis, which I will detail later in the presentation.

The all-cash transaction is accretive to headline earnings per share on a fully diluted basis from the first year of consolidation. Closing is expected by year-end 2026, subject to customary approvals.

Moving to the next slide and how we are planning to fund this transaction. As said, this is a 100% cash transaction, fully financed through cash on hand and financial debt. We anticipate issuing new bonds in the second half of 2026.

Assuming closing by the end of 2026, this transaction would result in a maximum net financial leverage of around 1.2 times in 2027. We expect to confirm our current BBB+ and Baa1 credit ratings post-financing of this transaction.

Moving to the next slide and the illustration of the impact of the transaction on our 2026 fully diluted headline EPS.

We expect a 2.9% positive impact on headline EPS, assuming calendarized 2026 figures based on consensus for LiveRamp and a post-tax run rate cost improvement of EUR0.13 per share based on an assumed pre-tax $50 million savings.

The incremental cost of financial debt is expected to be circa EUR70 million on a full year basis or EUR0.21 per share after tax.

Moving on to the next slide. We have a strong track record when it comes to accelerating growth of our acquisitions post-closing. Since 2019, we have closed more than 30 acquisitions and with an accretive impact on our top line.

To give you just a couple of illustrations. First, Epsilon delivered double-digit growth in 2021 through 2024, well ahead of our initial expectations. Second, our bolt-on acquisitions completed over the last two years have delivered circa 20% organic growth per year, again, above their standalone business plan.

We are expecting to see an accretive impact of LiveRamp, driven by its strong growth on a standalone basis and as it starts benefiting from the Power of One model. Second, we are absolutely committed to fully preserving the neutrality and interoperability of LiveRamp's operating ecosystem.

In doing so, we intend to secure revenue with all partners and clients, including other holdcos, which represents circa 5% of LiveRamp revenue, as we did with Influential and Captiv8 since we acquired them in 2024.

In fact, we proactively wrote to all the other holdcos to make this commitment clear to them. Moving now to cost improvement opportunities. At this stage, we are targeting a minimum of $50 million of savings on a run rate basis.

These savings will come from four main sources. First, the continuation of the standalone margin improvement plan initiated by LiveRamp with its Rule of 40 objective that aims for a non-GAAP operating margin of 25% to 30% by 2028.

Second, the post-transaction elimination of all public company costs at LiveRamp. Third, the integration of LiveRamp's back office into Publicis Groupe shared service centers. Last, some procurement synergies, including IT, hosting, and real estate.

With this, we anticipate LiveRamp to deliver an operating margin in line with Publicis Groupe's margin as of year one. Moving to the next slide on outlook and capital allocation post-acquisition.

First, we are confirming our 2026 guidance on all KPIs. This excludes one-off transaction-related costs. Second, with this acquisition, we are raising our 2027, 2028 objectives at constant currency. We now expect net revenue yearly growth of 7% to 8% versus 6% to 7% previously.

Headline EPS growth is expected at 8% to 10% per year versus 7% to 9% previously. In terms of capital allocation, we confirm our dividend payout of 45% to 50% of free cash flow with a floor of EUR3.75 per share.

We will continue our share buyback policy to offset any potential dilution effect. Our focus will be on balance sheet deleveraging until early 2028.

Moving to my last slide on the next steps. The transaction has been signed and will now proceed through customary regulatory approvals and LiveRamp shareholder approval. Scott Howe will remain CEO of LiveRamp and continue to oversee all of its operations, reporting directly to Publicis Groupe Chairman and CEO, Arthur Sadoun.

LiveRamp will continue to operate as an independent business and for external reporting purposes, its numbers will be reported within the group technology pillar. We expect closing to take place by the end of 2026.

This concludes my financial presentation. I now give the floor back to you, Arthur.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Thank you, Loris. Back to New York. Now let me hand over to Carla, who will explain why LiveRamp with Publicis will position the group as a leader in data co-creation to fuel more intelligent agents for our clients.

Carla Serrano - Publicis Groupe SA - Chief Strategy Officer

Hi, everyone. First, let me take a beat to explain what data co-creation is. Data co-creation is the process by which companies connect multiple high-value data sources across partners in a secure environment. This generates new data assets that companies could not build alone.

This sets the foundation for building more intelligent agents for clients. It's a valuable capability for clients in today's world. As AI adoption accelerates, the AI paradox is becoming impossible to ignore. Companies are investing millions and only getting thousands in return.

When you roll those investments up across industries, that disconnect becomes even more staggering. A $1 trillion in expected AI investment with only 5% delivering meaningful value. That's $1 trillion of spend without material returns.

Let's be clear. The problem with agentic development isn't the AI itself. It's the data foundation. The fundamental issue is that the agents companies are building today do not have the data required to compete and grow their business.

In fact, 93% of companies don't have the right data to support effective agentic builds. This is because of three things. First, most companies are running agents on legacy enterprise data built to report on the past, not make decisions for the future.

Second, everyone has access to the same data for the same agents, killing their competitive advantage. Third, all of that incomplete and disconnected data increases AI hallucinations, moves agents further away from their set objectives, and means companies can't identify where an agent went wrong or how to fix it.

That is why we've decided to invest in LiveRamp. Thanks to their data connectivity, marketplace, collaborative clean rooms, and partner and agent network, combined with Epsilon's identity, we are going to accelerate on data co-creation to help clients build more intelligent agents for real business outcomes.

In doing so, we can deliver three important advantages that will help clients close that gap between AI investment and return. First, greater speed, security, and scale. They can now unify fragmented internal and partner data to enable secure collaboration across organizations without exposing sensitive underlying data.

For example, a bank could build a powerful wealth management lifecycle agent. The agent could use unified customer data from its retail banking, credit card, and wealth management, and securely connect it with partner data from merchants, payment networks, and travel providers without exposing sensitive customer records.

This agent can now cross-sell faster, coordinate efforts across multiple lines of business, and more accurately detect fraud.

The business impact of the agent is transformed from narrow task completion into a tangible competitive advantage in customer lifetime value, customer experience and retention, and risk mitigation.

Second, generate proprietary intelligence. By creating proprietary data assets from new combinations of signals and datasets, they can unlock hidden insights that drive smarter strategies and sustainable competitive advantage.

For example, a retailer could build a comprehensive retail journey agent. The agent could connect data from CRM, loyalty, to in-store, to retail media network inventory, to partners in order to measure the incrementality of each touch point and to build new proprietary journeys for shoppers.

The business result of this agent now becomes faster, more efficient shopper conversion, and more value for retail media partners. Third, continuously train and fuel enterprise grade AI agents with co-created data to accelerate responsiveness and decision-making.

For example, a global pharmaceutical company can build a therapeutic area optimization agent. This agent can compliantly use clinical, commercial, and operational signals with patient, prescriber, payer, and supply chain data across their brands and at a therapeutic area level.

This agent can now use new dynamic signals to balance distribution by brand, optimize field force deployment in the context of marketing, and uncover and navigate any barriers in the payer system.

The business impact is incremental growth for each brand, more efficient and higher ROI field force activities, therapeutic area product lifestyle management, and total enterprise growth. These are just a few select examples of how, as Scott Howe would say, together we can democratize innovation and data for the entire ecosystem.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Carla. Scott, I like this idea of democratizing innovation and data for the entire ecosystem. It's very inspiring. Look, put simply, agents build on co-created data, learn and improve with every signal, separating them from competitors that train their agents on stagnant generic data.

Building smarter agents by leading in data co-creation opens up a new addressable market that allows us to raise our 27 and 28 financial objectives. It is important to note that it also complements our proven growth model and boosts our ability to accelerate client agentic business transformation.

Thanks to Publicis Sapient, we can build and modernize technology and system foundations to make our client infrastructure AI rich. Epsilon market-leading identities connects clients and their agents to real people, behavior, and deterministic transactions as the fundamental source of truth and growth potential.

With the addition of LiveRamp, we will enable clients to collaborate safely and securely across partners and platform to co-create new data that fuels smarter agents. Last but not least, with Marcel, our agentic platform, we can activate this co-created data across all of our client enterprise function.

Just to wrap up, as you can see on this chart, LiveRamp perfectly fits into the architecture of our entire model, delivering more intelligent agents to accelerate on our client agentic business transformation.

Now, before we open the floor to the Q&A, let me first address three key questions that I think will be top of mind for many of you. First, for those that are not that familiar with our industry, let me explain why LiveRamp is so different from Epsilon.

Actually, Epsilon and LiveRamp serve two fundamentally different purposes. Epsilon is a marketing activation engine focused on using identity and data to drive direct consumer engagement and business outcomes.

On the other hand, LiveRamp is a B2B data collaboration platform that connects partners to enable multi-party data collaboration. When you look at their capabilities in detail, the differences are even clearer.

On data, Epsilon is focused on organizing and unifying deterministic, transactional, behavioral, and proprietary data to power personalized marketing and media activation. Meanwhile, LiveRamp specializes in connecting and unifying fragmented enterprise and partner data across the entire ecosystem.

On technology, Epsilon is focused on identity, building a unified identity graph to support audiences creation, media planning activation, and measurement across paid and owned channels. LiveRamp expertise is in interoperability and collaboration, enabling multi-party data collaboration through clean rooms, data onboardings, and ecosystem connectivity.

On client access, Epsilon is delivered as a managed service designed to help clients reach audiences by activating data through deep insight and by providing performance measurements. In contrast, LiveRamp operates as a SaaS platform used by publishers, retailers, platforms, brands, and partners.

To cut a long story short, they serve different purposes at different data approaches, complementary tech stacks, and distinct go-to-markets. LiveRamp is not duplicative. It will be an additional building block of our growth model.

Second question you might have is how LiveRamp neutrality and interoperability will be preserved. Let me be very clear on this one. As with all Publicis operation that work directly with partners and competitors, LiveRamp will maintain total neutrality.

It will continue to operate as an independent business and ensure open access. It will not prohibit or restrict access to its service for any current or potential consumer and will remain fully interoperable.

When it comes to privacy and control, LiveRamp will not use or share client, publisher, or partner data in any way that is not explicitly identified in agreement with them. Last but not least, LiveRamp will not engage in pricing changes beyond standard business practices.

As Loris told you, we have sent a letter to the holding companies that represent roughly 5% of LiveRamp revenue to make those commitments very clear.

It is very important to note that independence has been a key growth driver for many of Publicis acquisitions, including Influential, Captiv8, Lotame, and several bolt-on acquisitions. To give you one concrete example, when it comes to our connected influencer platform, 51% of its growth come from non-Publicis clients and competitors who have chosen to use it.

Last important question, why acquiring LiveRamp when we are already partnering with them? The number one reason for this acquisition is that the addition of LiveRamp will allow us to expand into a new addressable market.

In 2019, we acquired Epsilon in the name of leading personalization at scale to enable our client to take back control on their data from the walled garden by shifting from cookies to identity. Since then, we have been outperforming the industry.

Now, with LiveRamp, we are looking ahead to what's next by building the future of data co-creation. It is how we will enable our client to generate new, exclusive, and proprietary data to build the smartest and most differentiated AI agent on the top of the leading LLMs.

Second, we are confident that the Power of One means that we will be able to quickly unite and deploy LiveRamp capabilities for all of our clients globally.

With LiveRamp added to our ecosystem of Publicis Sapient, Epsilon, and Marcel, as you have seen, we will go even further and faster in delivering agentic transformation for our clients safely and transparently, and even more importantly, in their own environment.

Last but not least, we have talked a lot about data and technology today, but at Publicis, we continue to believe that people are our key differentiator. We have absolutely no doubt that LiveRamp highly talented teams will have a great impact on our organization.

In fact, we worked closely together over the past six months through our commercial partnership, which has allowed us to test the cultural fit, and I can tell you something, it has been excellent.

Of course, the deal still has to go through the full regulatory process, but we are really looking forward to welcoming Scott and his team to Publicis. Thank you for listening. Thank you for joining, and now we are ready to take all of your questions.

Operator

(Operator instructions) Nicolas Langlet of BNP Paribas Exane.

Nicolas Langlet - Exane Bnp Paribas - Analyst

Good morning, everyone, and congratulations on the announcement. I've got three questions, please. First of all, on the network neutrality, do you plan to implement any new governance structure to ensure that all the competing data providers continue to view LiveRamp as a neutral platform?

Is there any change on that front? Secondly, on the synergies, you have mentioned the $50 million cost synergies, do you expect any revenue synergies over the midterm, and when do you think they might start materializing, and what magnitude we could expect?

Finally, on the ID system you will get, post the acquisition, Publicis will operate three distinct identification systems with Epsilon, Lotame, and Ramp ID.

Is there a plan to consolidate those data system at some point, or you think they all have their own specificities and they can remain like that? Thank you.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Thank you, Nicolas. I'm gonna take one and three, and I'll pass on to you, Loris, for two. On the identity, no, we have no plan to consolidate. As you have seen in the presentation, each of our operation actually fits a different purpose but also can be connected to really bring a giant transformation to our client.

I think this is the power of what we are doing. By the way, the power of the Power of One, which is to bring very different expertise together, but each of them with their culture, with their way to go to market. Okay?

This leads me to the neutrality. I wanna be very clear on that. There will be absolutely no change in how today and tomorrow LiveRamp will be led.

I mean, I've got Scott next to me here that will be able to tell you a couple of word about that, but he will remain, of course, the CEO. The team will still be in place. We have this great partnership for 10 years. We have accelerated for the last six months.

We have seen how well we work together. One of the big reason why we are doing this deal is the cultural and people fit. To come back to your point, absolutely no change. Before I pass on to Scott, let me take a moment again to come back to this question because we have seen since yesterday that was a big topic for you guys on the analysis side.

First, we absolutely want to preserve the interoperability of LiveRamp because it is part of their business model. That's how they grow and how they will grow in the future, and that's why we are very confident that this is gonna only increase the Publicis performance.

Second, we are making very strong statement about that here on the call. Also, by the way, we are competitors that represent today 5% of the revenue. I have addressed a letter to all of them, and we feel confident that we can still work in good condition. This is only words. The things that matter are the facts.

The reason why we are so confident in our ability to keep this interoperability is actually that the neutrality that you will see with LiveRamp is the one we are having today with other of our acquisitions. We mentioned a lot of them, but I think the most interesting one is actually Influential and Captiv8.

You would remember at the time we did those acquisitions, you could have heard the market, yes, but the competitors are gonna leave, blah, blah. The result is half of our growth for those platforms come from non-client, non-Publicis clients and competitors.

We know how to do that. Maybe, Scott, you wanna say a word on those two points? By the way, you're more on this technology than I am, so feel free to talk about that, and definitely on the independence.

Scott Howe - Acquire LiveRamp - Chief Executive Officer

Sure. I think you covered it well. Arthur, you know that this is a topic of conversation that started a long time ago between us. I mean, this was very important. We have a 10 year track record of being neutral in the industry, and that's helped fuel our growth.

The commitment that you made already in terms of being committed to remain interoperable and the letters that you sent, I think went a long way. What gave our team even more confidence is just seeing how you've managed your businesses over time.

As you've made past acquisitions, you've allowed them to be neutral and interoperable with the ecosystem, and that's accelerated their success. I think the strongest thing I would say, though, is whatever concerns I may have had melted away yesterday.

Yesterday, after we announced the deal, we reached out to hundreds of clients and virtually every major publisher partner, and we talked about this, and there was zero concern across all of those conversations that this commitment would be upheld.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Yeah, I think this is a critical point. We were not worried at all, and we have good experience, but nothing replaced the client feedback. On both sides of the equation, we actually sent, of course, a lot of emails. I personally sent, like, 500 emails yesterday.

The answer we had from the clients was of course, very strong. It touched on the point you made, which is first and very importantly, hopefully you saw that in the presentation, every client understands that building the right data to build the right agent is mission-critical.

I was initially a bit surprised by how much they were clear on that and that we were really at the right place. The point that Scott made about neutrality is very important.

Honestly, it's easier on our side because of course, we are bringing a new service, but we have a lot of Publicis clients that are LiveRamp clients. Of course, they trust us to keep this neutrality because they have seen it, of course, with others.

Again, coming back on the fact that we are stronger together, the notion between data collaboration and data co-creation is very important. What they can do today is definitely starting to collaborate.

These abilities that we're gonna have together to create new sets of data, sets of data that will make our client agent, kind of super competitive, unique, proprietary, is something that they found very interesting and of course, very appealing.

I would say, last but not least, and I know it's going to be a topic maybe when we talk about our cash allocation, there's so much still the need for us to invest in new talent and new capabilities to make sure that we are still relevant in helping them in this AI world.

This is a point that comes from everyone. It is a challenging macroeconomic context at the moment, they have never, ever needed us to invest more in order to make sure that we can continue to be the most valuable player for them.

Loris, hopefully, we gave you enough time to prepare the question on the synergy. It's a bit difficult because we are in New York and Loris Nold is in Paris. Over to you, Loris.

Loris Nold - Publicis Groupe SA - Chief Financial Officer

Thank you, Arthur. Hi, Nicolas. Just a couple of points on the top line. The first one, it's very important, is on a standalone basis, LiveRamp is an asset that is performing really well. I mean, it delivered a 13% on a five year CAGR.

If you translate its Rule of 40 objective into the next years, you can assume that it will sustain a double-digit growth. Now, when it comes to revenue synergy on top of it's a bit too early to say, but what I can tell you is that we are expecting, the integration of LiveRamp into our Power One model to generate some significant opportunities for LiveRamp clients, for our clients, for new clients.

Obviously this would have an impact. If you're looking for, obviously evidence, look at the acquisition that we have closed in the last five years. As I said earlier in my presentation, they have, surpassed our initial expectation, both at Epsilon and all the bolt-on acquisition we've closed.

We feel pretty confident around unlocking growth on top of the strong performance that LiveRamp has already been delivering and will continue to deliver.

Operator

Tim Nolan of SSR.

Tim Nolan - SSR - Analyst

Thanks very much for taking the question, and congratulations to all parties. Also thanks for giving us a lot of preemptory answers to the questions that we've got. I wonder if you could expand a little bit, maybe Arthur, on what the addressable markets are that you refer to.

There's a lot of AI discussion here. I think you're talking about agentic AI opportunities, but really, what are these addressable markets that you refer to? Scott, if you wouldn't mind just explaining why have you decided to sell LiveRamp now, and why to Publicis? Thanks.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Thank you, Tim. Look, I'm not gonna come back on all the story about why data co-creation is so important to build the right agents, but happy to take that offline because this is absolutely critical.

As I said, and you have seen that in Carla's presentation, we are talking about roughly $1 trillion by 2029 that is gonna be spent in agentic transformation by our clients. $1 trillion. It's gonna be more than advertising. As you can imagine, one will grow faster than the other.

The question there is that there is no way you can capture a part of this investment if client doesn't have the right data. This is where we see a big opportunity for us, is to start captivating this new addressable market.

To be clear, and that's a very important point, we absolutely do not need LiveRamp to win in the marketing space.

I think we made a clear demonstration over the last year that we can massively outperform our peers and win in new business with our existing structure, and by the way, with the partnership we are having with LiveRamp.

Coming back to this addressable market of more than $1 trillion, our ability to co-create within the same environment with LiveRamp new product and services that we can sell end-to-end is, we believe, a big notch for our growth in the future.

Scott Howe - Acquire LiveRamp - Chief Executive Officer

Tim, maybe I can address the why now from the LiveRamp perspective. As you know from covering LiveRamp yourself, that clients have always been our North Star. When Carla walked through the three examples around how different sectors are starting to think about AI.

She could have just as easily given 30 examples. Literally, there is not a client that we work with that is not struggling with some of these same issues. How to harness the power of AI, how to move quickly. You know what? It's hard. It is so hard for them to do that.

There's two reasons for it. One is the data that they need isn't necessarily stuff that sits within their own walls. We can solve that problem for them. In addition, the technology that they need is so disparate, and it's often hard to bring together. Well, together, this combination solves that problem for them.

It came back time and time again, as it always has in LiveRamp's history, is how do we solve the problems that our clients have and do it at scale and generate better performance for them? The answer kept coming back to, hey, together, we can do this more effectively than LiveRamp could on its own.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

If I may add on that, I think Scott made the right point, which is it was the right time because it is the right time for our clients. Again, everything we have heard since yesterday is a good example on that. Of course, we tested the water in the past to make sure that this was the case.

It's also, I think, the right time for both Publicis and LiveRamp. I mean, this long-term partnership that we have been accelerating since the beginning of the year help us to realize how much we knew each other, we were sharing things, and we were ready to go.

I mean, again, you know us. We have a very good track record in terms of integration. Integration starts with the people. The fact that from day one, we'll be working with people that we're already working with makes a big difference.

I think the second thing that is very important is that we are talking since three years now about the one that are winning in this new AI world and the one that are losing.

The truth is, when you look at the performance of both companies, Publicis and LiveRamp, today, the number shows, and again, today with the partner of LiveRamp, that we are winning. That makes a big difference because we have nothing to fix.

We just have to make sure that we grow more together and that, by the way, we bring to client what they need. Finally, honestly, and that's what gets me very excited, is that the complementary products and services we are bringing are just a perfect match.

Hopefully you saw that in my chart. They are very different. They are serving very different purpose. They will have their own way to go to market. When we come to clients that today are looking for end-to-end solution in this new agentic world, we come with a perfect fit.

Tim Nolan - SSR - Analyst

Thank you both for the explanations and, please keep the ramp-up conference going.

Operator

Ciaran Donnelly of Citi.

Ciaran Donnelly - Citibank Cameroon SA (Douala Branch) - Analyst

Yeah, thanks. A couple questions from myself. Firstly, revenue. I think looking through the account, it's 95% US-based. Can you talk about the effectiveness of the platform outside of the US, and is there any reason for not expanding historically outside of the US?

Then two, can you just talk about, I guess, in terms of Sapient, is this going to be a positive tailwind for Sapient? If so, do you expect this to come through in 2027? Maybe just finally, can you provide a split of revenue for LiveRamp from the other holdcos? Thanks.

Scott Howe - Acquire LiveRamp - Chief Executive Officer

Maybe I take the first here, which is expanding outside the US. You're correct. Our business is very concentrated in the US. That's disappointing in some respects because if you look at our client base, our clients are global.

If you look at our publisher partners, the Metas, the Googles, the Disneys, the Netflix of the world, they are global companies. If you look at our technology, it is globalized and can be deployed any place in the world.

We have clients and partners who have actually been pushing us to expand with them internationally. We just didn't have the footprint to do that. I think there's a really nice opportunity here, given Publicis global footprint and client connections, to tap into that over time.

I will tell you, we had an announcement yesterday with our senior leadership. The biggest smiles in the room were the folks that were joining from overseas because they look at this as the opportunity that they've been waiting for for a decade.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Yeah. That's part of our plan, of course, international expansion. I think it's interesting to see that both, in this case, Sapient and Epsilon, when we acquire them, we are roughly 5% international. You have seen the growth we have been able to deliver on international side. This is very promising.

If I understood well your third question about the split on holdco, we don't give those numbers because we don't disclose any client number, to be clear.

What I can tell you is that it's roughly 5% for all the holdco together, except for Publicis, of course. Your question with Sapient, allow me to tell you a bit more about how we see things. Again, each of those operations fits a very different purpose, okay?

You have to think about Sapient as how we're gonna be able to modernize the mainframe of our clients. That's a very big topic because the other big reason why AI is not working with most of our clients today is because they don't have the modernized framework.

This is where we can do a lot of work, and this is where today Sapient is really starting to do any role. The second thing, which comes on that is once you have the mainframe, you need identity.

I mean, I think that now the market has understood, and I'm talking about the financial market because our client understood that very early. It's why we have been thriving with Epsilon and other groups, is that identity is the qualifier for AI.

If you don't have the identity, you just don't win with AI. Just look at all the platform, not talking about Publicis, but outside, you don't win if you don't have identity. Everyone has understood that.

Where LiveRamp adds something great is that data co-creation, meaning collaboration to get new set of data, is gonna be the multiplier. Is gonna be what makes client win. You get qualified with identity. You win by creating new set of assets, a new set of data.

That's why those three things with Marcel on the top make a difference. To come back on your question, they will stay independent. Yes, they will collaborate. We are of course planning in the future for clients to look for an end-to-end solution. This is not also what we're gonna push for.

First of all, because most of our clients already work with different supplier, and we wanna make sure we can adapt. Second, because we have a huge belief that, sorry, it's a bit technical, but absolutely key, is that all of this has to be built into our client environment.

Where we're gonna make a big difference is that we're not here to sell something that will be apart from their business. We wanna make sure that it's core to their business in order for them not only to grow, but to prepare the future. We still have like 10 minutes, and I'm sure there is other questions.

Operator

Adrien de Saint Hilaire of Bank of America

Adrien De Saint Hilaire - Bofa Merrill Lynch Asset Holdings Inc - Analyst

Thank you. Good morning or good night. I've got a couple of questions, please. Arthur, perhaps can you talk on how much of or how many, sorry, of your top 100 accounts currently are using LiveRamp? Maybe a couple of questions for Loris.

Why would you raise bonds when you actually have access to EUR4 billion of gross cash today on your balance sheet? I apologize if it's early in the morning, you've raised your 2028 constant currency growth by about 100 basis points.

I think LiveRamp is going to account for, call it just about 5% of revenue. As you said, it's growing like, low double digits. How are we getting to like 100 basis points of revenue growth accretion? Thank you.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Thank you. I won't give you a precise number on how many clients are out of the top 5, 100 use LiveRamp, but I can tell you a big part of them. The reason why I won't give you a number is that it can go from a very small service to a very big relationship. It won't give you a real idea of that.

What I can tell you is first, 100% of our top 100 clients know LiveRamp and have a great image of LiveRamp. This is something that we check. Second, 100% of those top 100 actually answered to our email yesterday and feel very confident either to reinforce the relationship or to know more.

Now, of course, there is nothing we can do until the period that is going now is over. I see my general counsel saying, yes, so we will. We feel very, very confident that in a way or another, it will serve most, if not the totality of our clients. Maybe Loris, I give you two and three, I guess.

Loris Nold - Publicis Groupe SA - Chief Financial Officer

Yeah, sure. Hi, Adrien. I'll start with the question on top line assumption. As I said earlier, when it comes to net revenue growth at constant currency, we are expecting 7% to 8% versus the 6% to 7% previously.

I mean, the real assumption here will be on the timing of the acquisition. As I said, we are assuming that it will close at the end of 2026, which essentially means that you should see a full impact from the acquisition on reported growth in 2027.

In '28, we will include the impact of LiveRamp's on organic growth, combined with what will be the normal effect of incremental bolt-on acquisition, which we would resume, and that would close in that year.

Of course, timing, as well as what we should assume for LiveRamp's organic growth are two important variables. Probably the easiest way for you to look at the objective for '27, '28 is an average range for the period.

Mindful of the fact that if our assumption is correct on timing for the closing, you're right, we are definitely on the conservative end for '27, given that we have to be very clear on one fact, that we are not changing our assumption for Publicis standalone.

On your first question, which was the financing, I mean, we will evaluate in H2 what are the financing requirements and decide how we tap the bond market. I think you have to look at it for it is, which is financing is about maturity.

We're looking at our overall debt structure and also, any other needs that we might have, working capital funding, and all the other requirements of the business. This is not only specific to the LiveRamp acquisition.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Thank you, Loris. We're gonna move fast. We have 10 minutes, a bit less. Sherry, back to you.

Operator

Conor O'Shea of Kepler Cheuvreux.

Conor O'Shea - Kepler Cheuvreux SA - Analyst

Yes, thank you. A couple of quick questions from my side as well. Just as firstly, maybe for Scott, just who would you consider your main direct competitors? In particular, would you consider InfoSum, which I think, one of the other agencies acquires, about a year ago as a competitor.

Do they do the same things as you do or to what extent? Second question, I think, Loris, you said, you expect LiveRamp's margins to be equivalent to Publicis at a group level within the first full year.

Can you just indicate what the starting point for LiveRamp's margins are in terms of equivalent accounting policies for operating margins for 2026 or 2027.

The final question, just in terms of how you plan to integrate LiveRamp, are you gonna take an approach similar to what you've taken to Sapient in the sense that they're very autonomous within the Publicis Groupe or more like the Epsilon model, where they're closer integrated to connected media? What will be the approach there? Thank you.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Thank you. Yeah, Scott, take questions one by one.

Scott Howe - Acquire LiveRamp - Chief Executive Officer

Conor, maybe I'll start, in terms of competition. I mean, listen, we play in a competitive market. I will tell you that your direct question was on InfoSum. They're not a company that we run across very often.

However, like we do with other clean rooms, we can certainly make them part of our integrations or our networks in the rare instance that a client would want us to do that. I would tell you that I often think about our main competition as our clients just doing it themselves because they're not very sophisticated.

Therein is the challenge, but it's also the opportunity for us, because in a connected world where clients are going to need ever-increasing amounts of relevant data to power their models, they're going to need to connect.

If someone doesn't choose to work with us today, maybe it's because they're going to integrate directly with Google or directly with Meta. It's just such a small number of integrations that they can manage that degree of complexity on their own.

I think over time, as companies have to be more sophisticated about this, the number of integrations actually increases. We've certainly seen that in our portfolio, where the number of connections, the number of collaborations increases over time, and that just fuels additional revenue growth and makes even more use cases available for our clients.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Thanks, Scott. Loris?

Loris Nold - Publicis Groupe SA - Chief Financial Officer

Sure. Hi, Conor. On, on the, on the margin, if you look at the consensus for 2026, and you look at it on a calendarized basis, because as you know, LiveRamp's fiscal year ends in March, and you include the cost of share-based compensation of $80 million for LiveRamp, you get to a margin of roughly 14.2% for 2026.

On top of that, when you look at 2027, you build the acceleration, the standalone acceleration that LiveRamp is forecasting as part of this Rule of 40.

The savings that I mentioned, that will be, partly realized, actually mostly realized in 2027, and you very quickly get to a margin for LiveRamp, which is, at, or slightly above, Publicis Groupe's margin, in 2027.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Thank you, Loris. No, I've got to answer your question on integration, which is very important. I mean, the truth here, you can see that in all the acquisition we have done, is that each operation is special.

For each operation, we have an integration that is really tailor-made, and definitely in the case of LiveRamp, for everything we discussed. Clearly, LiveRamp will remain as a standalone business. It will be led by Scott and his team, and Scott, as you might have seen, will report to me.

For reporting purpose, sorry, as we said, I mean, we'll map LiveRamp into our technology pillar, simply because when you look at his model and his capabilities, this is where it belongs. It is a tech business. Maybe a last question very quickly, if we can, Sherry.

Operator

Julien Roch of Barclays.

Julien Roch - Barclays Services Corp - Analyst

Yes, good morning. Thank you for taking my question. You already had a commercial agreement with LiveRamp, and LiveRamp will stay neutral. What does ownership brings you? What will you be able to do that you could not do before?

I know there's a slide in the presentation, you say addressable market, data co-creation, and complementary model, why would you not be able to do that with a commercial agreement? That's my first question. The second one is, if LiveRamp stays neutral, why can't other holding company do data co-creation as well?

The last question is, you said Epsilon was 5% international when you bought them. How much international was Sapient in 2015, and how much Sapient today and Epsilon today? Three numbers, please. Thank you.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

Okay. I'm gonna go fast. I'm gonna leave the last question to you, Loris. Again, hopefully, we explained pretty clearly why this deal makes a lot of sense in getting together. I won't come back on everything. We just said when we wrapped up.

If you want to look it in a very simple way, we want to capture the growth of this huge market that is coming. We wanna make sure that we can grow thanks to that. Second, we want to start building product and services together that no one else could bring.

Okay, that's basically the two reason why we want to make this deal versus just a partnership. When you look at the potential of the data co-creation market, and more importantly, the potential of the agentic transformation, you understand why there is growth.

When you look at our product and our model, you understand why it makes sense. Why other can't do it? Let me be very clear on that if I haven't before. We are not talking about the marketing space here. Again, as we just said, we did not need LiveRamp to be part of Publicis Groupe to win in the marketing space.

Where we make a difference and where we think we're gonna bring something very unique, it is in the combination of Publicis Sapient plus Epsilon plus LiveRamp plus Marcel to go for this agentic transformation market that is roughly $1 trillion today and that is only gonna be growing versus other industries. Loris, maybe?

Loris Nold - Publicis Groupe SA - Chief Financial Officer

Yeah, sure. Hi, Julien. If you look at Sapient and Epsilon, as Arthur said, when we acquired those businesses, they were primarily US domestic base. If you look at the trajectory today, Sapient is roughly 40% international.

Epsilon is probably closer to 15% to 20%. The difference also is that the starting point on the Sapient was slightly higher outside of US.

Also the fact that when it comes to Epsilon, they're servicing a number of international clients or the market from the US. Take those numbers, 40% for Epsilon and close to 20% for Sapient and close to 20% for Epsilon.

Arthur Sadoun - Publicis Groupe SA - Chairman and Chief Executive Officer

All right. We are almost out of time. We have just a couple of minutes. If you don't mind, I would like to close with a couple of takeaways. First, as you have seen, and that's a very important point for us, we continue to invest in new talent and innovation.

This is what our clients are expecting from us. I guess you hear it from Scott, you heard it from me. The reaction has been overly positive because they need more than ever a partner that can help them in this AI journey.

Second, hopefully we made the demonstration that we know how we are gonna be able to continue to thrive and to make sure that LiveRamp thrives as a neutral and interoperable platform. We did it for others. We will do it for LiveRamp today.

We feel very confident. Third, that comes back to your last question, is that, with this acquisition, we are opening up a new addressable market, which is data co-creation. We're gonna be able to fuel smarter agents for our clients and win over a part of this 1 trillion market that Carla described.

Last but not least, we went fast on the number, but there will be a lot of food coming next. I mean, LiveRamp will allow us to accelerate across all of our financial KPIs. It will be accretive to our EPS, and it will drive faster top and bottom-line goals.

Well, I hope we've been clear in exactly one hour. I'm sure there will be a lot of discussion in the coming days. Of course, Jean-Michel and his team are here for you. Thank you so much for joining us so early.

Thank you so much for taking the news yesterday on a Sunday. The reason why we did that is that we need to communicate at a moment where both financial markets are closed for LiveRamp and Publicis. It had to be early in the morning. This is why, again, we put the press release yesterday. Have a great day and talk soon.

 1  18 May 2026

 Forward-looking statement  This communication contains forward-looking statements within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning Publicis, LiveRamp, the proposed transaction and other matters. Forward-looking statements contained herein could include, among other things, statements regarding the anticipated timing of the consummation of the proposed transaction; statements about management’s confidence in and strategies for performance of the combined businesses; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan,” “contemplate,” “project,” “target” or other comparable terms. These forward-looking statements are not guarantees of future performance. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside the parties’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication including, but not limited to: (1) failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change, or other circumstance that could give rise to the right of one or multiple of the parties to terminate the definitive agreement between Publicis and LiveRamp; (2) the possibility that the transaction does not close when expected or at all because required regulatory, shareholder, or other approvals are not received or satisfied on a timely basis or at all; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, including those resulting from the announcement, pendency or completion of the transaction; (4) risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; (5) failure to realize anticipated benefits of the combined operations; (6) risks relating to unanticipated costs of integration; (7) ability to hire and retain key personnel; (8) ability to successfully integrate the companies’ businesses; (9) the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors, including reputational risk; (10) ability to attract new clients and retain existing clients in the manner anticipated; (11) reliance on and integration of information technology systems; (12) suffering reduced profits or losses as a result of intense competition; or (13) potential litigation that may be instituted against LiveRamp or its directors or officers related to the proposed transaction or the merger agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in LiveRamp’s Annual Report on Form 10-K for the year ended March 31, 2025, in Part I “Cautionary Statements Relevant to Forward-Looking Information” and Part I, Item 1A, “Risk Factors,” as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission (the “SEC”) and those described in documents Publicis has filed with the Autorité des Marchés Financiers (the French securities regulator). The parties do not undertake, nor do they have, any obligation to provide updates or to revise any forward-looking statements.  In connection with the proposed transaction, LiveRamp Holdings, Inc. will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction (the “proxy statement”). The definitive proxy statement will be mailed to LiveRamp’s shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED  TRANSACTION. Any vote in respect of resolutions to be proposed at LiveRamp’s shareholder meeting to approve the proposed transaction should be made only on the basis of the information contained in LiveRamp’s proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on LiveRamp’s website at www.liveramp.com.  Additional information and where to find it  Participants in the solicitation  Publicis, LiveRamp and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LiveRamp in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of LiveRamp in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about the directors and executive officers of LiveRamp and their ownership of shares of LiveRamp common stock and other securities of LiveRamp can be found in the sections entitled “Nominees and Continuing Directors,” “Stock Ownership,” “Compensation Discussion and Analysis,” “Compensation Tables,” and “Non-Employee Director Compensation” included in LiveRamp’s proxy statement in connection with its 2025 Annual Meeting of Shareholders, filed with the SEC on June 27, 2025; in the Form 3 and Form 4 initial statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by LiveRamp’s directors and executive officers; and in other documents subsequently filed by LiveRamp with the SEC, including LiveRamp’s proxy statement relating to the proposed transaction when it becomes available. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on LiveRamp’s website at www.liveramp.com.

 Executive Summary  Publicis to acquire LiveRamp, a global data collaboration platform, for an enterprise value of $2.2B in an all-cash deal  This acquisition will allow Publicis to:  become a leader in a new high growth segment: data co-creation to fuel AI  Strengthen its ability to deliver agentic business transformation for clients  The transaction is expected to be accretive to the Groupe’s headline EPS from the first year of consolidation, and will lead to raise 2027-2028 objectives for net revenue and headline EPS annual growth at constant currency  Next Steps: the acquisition is subject to customary regulatory approvals and  LiveRamp’s shareholders approval. The transaction is expected to close by year end  3

 4  / OVERVIEW OF LIVERAMP  / TRANSACTION DETAILS  / STRATEGIC RATIONALE  / 3 KEY QUESTIONS  TODAY:  4

 01 / OVERVIEW OF LIVERAMP  6

/LiveRamp

LiveRamp is a data collaboration platform for the agentic era, enabling companies to unify, manage, and activate data across the entire digital ecosystem

LEADING INTEROPERABLE TECHNOLOGY

Neutral and interoperable Data Collaboration Platform, with privacy-first design enabling collaboration without exposing sensitive data

VAST COLLABORATION NETWORK

25,000+	500+	14
PUBLISHER DOMAINS	DATA & TECH PARTNERS	GLOBAL MARKETS

GROWING, DIVERSIFIED CUSTOMER BASE

800+ subscription customers

25% of the Fortune 500

BRANDS · AGENCIES · RETAILERS · PLATFORMS · PUBLISHERS

KEY FINANCIALS

FY 26 NET REVENUE	FY 26 NON-GAAP EBIT MARGIN
$813m	22.4%
13% 5-year CAGR	**vs. 3.6%** in 2021

SUBSCRIPTION REVENUE	NET RETENTION
75.6%	107%
of total net revenue	expansion within existing base

6

 02 / TRANSACTION DETAILS  6

 Based on Emerald calendarized 2026 consensus non GAAP EBITDA of $123 million, including share based compensation of $80m to align with Publicis’ accounting policy, excluding transaction costs and  including $50 million run-rate cost improvements and synergies  Headline EPS on a fully diluted basis  Total consideration of $2,167 million  (enterprise value)  Equity value  of $2,546 million  based on an acquisition price of $38.5 per share for the fully diluted shares outstanding of 66.1 million  Assumed acquired net cash  $379 million  ALL CASH  Implied 12.3x forward Adjusted EBITDA1 multiple  Accretive  to Headline EPS2  as of first year of consolidation  Expected closing by year end 2026, subject to customary closing conditions  including LiveRamp shareholder approval and regulatory approvals  Transaction highlights  8

 100% cash transaction, fully financed with cash on hand and debt  Anticipate issuing new bonds in H2 2026 Resulting in maximum net financial leverage of 1.2x in 20271  Expecting to maintain current BBB+ / Baa1 ratings  1 Assuming closing of the transaction in Q4 2026  Acquisition financing and financial policy  9

Accretive to headline EPS[1]

Data per share, euro


+2.9%
€7.84
+0.31
+0.13
-0.21
€8.07
Publicis 2026 Headline EPS¹
LiveRamp operating margin² after tax
Run-rate savings, after tax
Interest expenses on acquisition financing, after tax
Combined proforma 2026 headline EPS

1 Source: Publicis' internal consensus based on analyst coverage
2 Based on consensus full year calendarized results, including share-based compensation costs

10

 THROUGH  THE POWER OF ONE  Epsilon delivered double digit growth each year over 2021-2024 vs. single digit growth expected at time of the acquisition  Bolt on acquisitions in the past 2 years have delivered circa 20% per annum organic growth, above their standalone business plan  BY PRESERVING FULL NEUTRALITY  AND INTER-OPERABILITY  As in prior acquisitions (e.g. Influential and Captiv8), we will preserve the collaboration engagement of LiveRamp with all its clients and partners  We have proactively reached out to  make our commitment clear to them  Strong track record in accelerating growth of our acquisitions  12

Significant cost improvement opportunities

Targeting **> $50 million**[1]
on a run-rate basis

- LiveRamp standalone continued margin improvement efforts ("Rule of 40")
- Elimination of public company costs
- Integration into Publicis Groupe shared service centers backbone
- Synergies from combining procurement efforts including IT, hosting, and real-estate costs

LiveRamp operating margin[2] in line with Publicis

1 €43 million using EUR = USD 1.17
2 Based on consensus full year 2027 calendarized non GAAP EBIT, including share-based compensation costs and run-rate cost savings

12

 Confirming  2026  guidance  Raising  2027-2028  objectives  Capital allocation  +7% to +8% annual Net revenue growth at constant currency vs. +6% to +7%  +8% to +10% annual Headline EPS growth at constant currency vs. +7% to +9%  45% to 50% of FCF  in cash dividend, with a floor  of €3.75 per share3  Share buyback to cancel potential dilution from share-based incentives  Prioritizing balance sheet deleveraging until 2028  +4% to +5%  organic growth  Slight improvement  in operating margin rate,  excluding transaction costs vs. 18.2% in 2025  Record free cash flow1 of circa €2.1 billion2, excluding transaction costs  Before change in WCR  Based on EUR = USD 1.20  To be submitted to AGM of May 27, 2026  13  Outlook and capital allocation

 Expected closing by year end 2026  14  Approval of LiveRamp shareholders  Regulatory approvals  Scott Howe to remain CEO of LiveRamp, reporting to Arthur Sadoun  For external reporting purposes, LiveRamp to be mapped as part of our technology pillar post closing  Next steps

 03 / STRATEGIC RATIONALE  14

 The process by which companies connect multiple high value data sources across partners in a secure environment – generating new data assets that the companies could not build alone.  B u s in e s s D ata  P artn e r D ata  M o r e  I n t e l l i g e n t  A g e n t s  A I  C o m p e t i t i v e A d v a n t a g e  14  = =  D A T A C O - C R E A T I O N  Data Co-Creation

The AI Paradox: Massive Investment, Minimal Returns

BIG BET

Global AI Infrastructure Spend[1]


~$1T
$487B
$318B
$153B
2024
2025
2026
2029E

LOW RETURN


5%

of AI projects capture meaningful value[2]

THE $1T PROBLEM CREATING A GENERATIONAL OPPORTUNITY

1: IDC
2: Gartner

17

> It's not the AI models that are the problem — it's the data foundation.
>
> — *MIT NANDA, 2025*

93% of organizations don't have the right data to support AI[1]

PROBLEM · 01

Legacy Enterprise Data

- Built for reporting, not real-time decisioning
- Fragmented across systems that don't talk
- Lacks the context AI needs to act on it

PROBLEM · 02

Generic Data

- Sourced from the same pools competitors tap
- Trains agents that think like everyone else's
- No IP — easily replicated

PROBLEM · 03

Agentic Failures

- Agents deployed on data foundations not built for them
- 80% of companies deploy AI with no guardrails
- No control over access, accuracy, or accountability

18

1: *Harvard Business Review Analytics Services*

Data Co-Creation enables our clients to:

Collaborate with Greater Speed, Security & Scale

Unify fragmented internal and partner data, enabling seamless collaboration without exposing sensitive underlying data.

Generate Proprietary Intelligence

Create new data assets from unique combinations of signals and datasets, unlocking hidden insights that drive smarter strategies and sustainable advantage.

Continuously Train & Fuel AI Models

Power enterprise-grade AI systems with richer, continuously evolving co-created data to improve intelligence, adaptability, and decision-making across all business functions.

WEALTH MANAGEMENT LIFECYCLE AGENT

Retail Bank | Credit | Wealth Mgmt
Travel | Merchant | Etc.

DATA CO-CREATION

↓

Wealth Management Agent

- ✓ Faster cross-sell
- ✓ Higher customer LTV
- ✓ Sharper fraud detection

RETAIL JOURNEY AGENT

CRM | Loyalty | In-Store
RMN | Partners | Etc.

DATA CO-CREATION

↓

Retail Journey Agent

- ✓ Faster optimization
- ✓ More efficient conversion
- ✓ More partner value

THERAPEUTIC AREA OPTIMIZATION AGENT

Brand | Field Force | Patient
Provider | Supply Chain | Etc.

DATA CO-CREATION

↓

Therapeutic Optimization Agent

- ✓ Brand-level growth
- ✓ Higher field-force ROI
- ✓ Enterprise-wide growth

19

Together, we form an end-to-end platform for enterprise-grade agentic business transformation

PUBLICIS GROUPE

BUILD	CONNECT	COLLABORATE	ACTIVATE
TECH & DATA INFRASTRUCTURE	IDENTITY RESOLUTION	DATA COLLABORATION	AGENTIC PLATOFRM
publicis sapient	Epsilon®	/LiveRamp	M RC L
Modernize legacy systems into scalable, cloud-based, AI-ready architectures.	Resolve data to real people, behaviors, & transactions with deterministic certainty	Connect identity at scale and unlocks data co-creation across partners and platforms.	Activate intelligent agents that automate, optimize, and continuously learn at scale.

DATA CO-CREATION

20

M R C L  CONNECTED AGENTS  DATA CO-CREATION  CLIENT DATA  WALLED GARDENS  RETAILERS  PUBLISHERS  3P DATA  DATA COLLABORATION  IDENTITY RESOLUTION  TECHNOLOGY AND DATA INFRASTRUCTURE  E N T E R P R I S E A G E N T S  MEDI A  PRICING  COMMERCE  PRODUCT DEVELOPMENT  CRM  CREAT I VE  P RODUCT I ON  MARKET FORECASTING  SUPPLY CHAIN  BUILD  20  CONNECT  COLLABORATE  ACTIVATE  Publicis Groupe's Architecture for Agentic Transformation

 04 / 3 KEY QUESTIONS  20

 D A T A  M A R K E T I N G A C T I V A T I O N E N G I N E  D A T A C O L L A B O R A T I O N P L A T F O R M  DATA OWNER  Organizes deterministic consumer and transaction data  to power personalization and direct activation  DATA CONNECTOR  Connects and enables secure collaboration across  fragmented enterprise and partner data  T E C H N O L O G Y  ENTERPRISE IDENTITY & ACTIVATION SUITE  Powers audience intelligence, media activation, personalization, and measurement across paid and owned environments  COLLABORATION INFRASTRUCTURE  Enables multi-party data collaboration, clean rooms, onboarding, and ecosystem connectivity  C U S T O M E R  R E L A T I O N S H I P  MANAGED SERVICES & ACTIVATION MODEL  Helps brands understand, reach, and engage consumers across channels  SAAS MODEL  Enables self-service collaboration across publishers, retailers, platforms, brands, and partners  EPSILON ENABLES DIRECT CONSUMER ENGAGEMENT AND MARKETING ACTIVATION TO DRIVE BUSINESS OUTCOMES WHILE LIVERAMP IS A B2B DATA COLLABORATION PLATFORM THAT CONNECTS PARTNERS AND PLATFORMS,  Q / How is LiveRamp different from Epsilon?  20

 LiveRamp will not prohibit or restrict access to its services for any current or potential customer and will remain fully interoperable.  LiveRamp will not engage in pricing changes to its services beyond standard business practices.  LiveRamp will not use or share any client, publisher, or partner data in any way not expressly identified in agreements.  OPEN ACCESS  PRIVACY & CONTROL  PRICING  02 / WE EXPECT LIVERAMP TO GROW, AND INDEPENDENCE HAS PROVEN TO BE DRIVER OF GROWTH IN ACQUISITIONS:  01 / DATA CO-CREATION AND ITS INDEPENDENCE ARE IMPORTANT FOR THE SHARED GROWTH OF OUR INDUSTRY. LIVERAMP WILL MAINTAIN OPERATIONAL NEUTRALITY AND ABIDE BY AN INDEPENDENCE CHARTER:  All maintain business and work with non Publicis clients and clients of our competitors Case Study: Influencer Business +51% YoY with non-Publicis Accounts  Q / How will LiveRamp's neutrality and interoperability be preserved under this new ownership?  20

 In 2019, Epsilon was acquired to scale personalization and enable our clients to take back control of their data from the walled gardens. With LiveRamp, we look to build the future of co-creation to power our clients with the best data and on top of the LLMs. This helps our clients grow while unlocking a new, expanded segment of growth from both our clients and LiveRamp’s.  New Addressable Market  OUR EXISTING PARTNERSHIP HELPED US BUILD UNDERSTANDING OF THE BUSINESS AND THE PEOPLE.  AN ACQUISITION UNLOCKS DEEPER COLLABORATION AND GROWTH OPPORTUNITIES FOR BOTH BUSINESSES:  Our Power of One model enables us to quickly unite and deploy LiveRamp’s capabilities for our clients globally. With LiveRamp added to our ecosystem of Publicis Sapient, Epsilon and Marcel, we will go even further, and faster, in delivering agentic transformation for our clients, whatever their stage of enterprise readiness, safely and transparently in their own environments  Complementary To  Our Model  We believe our people continue to be a key differentiator. LiveRamp’s culture and talented teams are extremely complementary to ours, and bring the kind of profiles, capabilities and skillsets that clients need to build and innovate in the agentic era  Talent  & Culture  20  Q / Why acquire LiveRamp when you're already partnering with them?

 Q&A  20

 Key takeaways...  20  Continued investment in new talents and capabilities at a moment when clients need them the most in an AI world  LiveRamp to continue to thrive as a neutral and inter-operable platform  while fitting perfectly into our proven growth model  A new addressable market for Publicis with an opportunity to win in the $1 trillion agentic business transformation market  Accelerating across all financial KPIs with an accretive impact  on headline EPS and faster forward top-line and bottom-line growth

 Merci !  20

 Definitions  20

 │  │   │  Contact  20

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning Publicis, LiveRamp, the proposed transaction and other matters. Forward-looking statements contained herein could include, among other things, statements regarding the anticipated timing of the consummation of the proposed transaction; statements about management’s confidence in and strategies for performance of the combined businesses; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan,” “contemplate,” “project,” “target” or other comparable terms. These forward-looking statements are not guarantees of future performance. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside the parties’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication including, but not limited to: (1) failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change, or other circumstance that could give rise to the right of one or multiple of the parties to terminate the definitive agreement between Publicis and LiveRamp; (2) the possibility that the transaction does not close when expected or at all because required regulatory, shareholder, or other approvals are not received or satisfied on a timely basis or at all; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, including those resulting from the announcement, pendency or completion of the transaction; (4) risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; (5) failure to realize anticipated benefits of the combined operations; (6) risks relating to unanticipated costs of integration; (7) ability to hire and retain key personnel; (8) ability to successfully integrate the companies’ businesses; (9) the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors, including reputational risk; (10) ability to attract new clients and retain existing clients in the manner anticipated; (11) reliance on and integration of information technology systems; (12) suffering reduced profits or losses as a result of intense competition; or (13) potential litigation that may be instituted against LiveRamp or its directors or officers related to the proposed transaction or the merger agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in LiveRamp’s Annual Report on Form 10-K for the year ended March 31, 2025, in Part I “Cautionary Statements Relevant to Forward-Looking Information” and Part I, Item 1A, “Risk Factors,” as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission (the “SEC”) and those described in documents Publicis has filed with the Autorité des Marchés Financiers (the French securities regulator). The parties do not undertake, nor do they have, any obligation to provide updates or to revise any forward-looking statements.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable European and French regulations.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, LiveRamp Holdings, Inc. will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction (the “proxy statement”). The definitive proxy statement will be mailed to LiveRamp’s shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at LiveRamp’s shareholder meeting to approve the proposed transaction should be made only on the basis of the information contained in LiveRamp’s proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on LiveRamp’s website at www.liveramp.com.

PARTICIPANTS IN THE SOLICITATION

Publicis, LiveRamp and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LiveRamp in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of LiveRamp in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about the directors and executive officers of LiveRamp and their ownership of shares of LiveRamp common stock and other securities of LiveRamp can be found in the sections entitled “Nominees and Continuing Directors,” “Stock Ownership,” “Compensation Discussion and Analysis,” “Compensation Tables,” and “Non-Employee Director Compensation” included in LiveRamp’s proxy statement in connection with its 2025 Annual Meeting of Shareholders, filed with the SEC on June 27, 2025; in the Form 3 and Form 4 initial statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by LiveRamp’s directors and executive officers; and in other documents subsequently filed by LiveRamp with the SEC, including LiveRamp’s proxy statement relating to the proposed transaction when it becomes available. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on LiveRamp’s website at www.liveramp.com.